Exhibit 10.31

                                     WARRANT

NEITHER THIS WARRANT NOR THE COMMON STOCK FOR WHICH IT MAY BE EXERCISED HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT AS PROVIDED IN ARTICLE 3, UNLESS SO REGISTERED OR UNLESS SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF PURSUANT TO AN EXEMPTION THEREFROM.


No. 1                                                         May 29, 1996


                          CLEARVIEW CINEMA GROUP, INC.
                          ----------------------------

                          COMMON STOCK PURCHASE WARRANT

              This CERTIFIES that, for value received THE PROVIDENT BANK, or its registered assignee (the "Holder") is entitled to subscribe for and purchase from Clearview Cinema Group, Inc. a Delaware corporation (the "Company"), 65 shares (subject to adjustment as set forth in Article 2 below, the "Warrant Shares") of Common Stock of the Company, par value $0.01 per share ("Common Stock"), at the price of $.01 per share (subject to adjustment as set forth in
Article II below, the "Warrant Purchase Price"), at any time on or after the date of this Warrant but on or before the Expiration Date, subject to the terms provided herein. This Warrant is issued in connection with the Warrant Agreement dated as of the date hereof between the Company and the Holder.

              Capitalized terms used herein, and not otherwise defined, shall have the meanings specified in Article 4. This Warrant is subject to the following provisions, terms and conditions:

                                    ARTICLE 1

                         EXERCISE; RESERVATION OF SHARES
                         -------------------------------

              Section 1.01. Warrant Exercise. The rights represented by this Warrant may be exercised in whole or in part by the Holder by the surrender of this Warrant at any time on or after the date of this Warrant, but in no event later than the Expiration Date, at the principal office of the Company, together with a duly executed Subscription in the form annexed as Exhibit "1" hereto (each a "Subscription Agreement"), and by payment to the Company by certified check or bank draft of the


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Warrant Purchase Price (as adjusted as set forth in Article 2 below, if applicable) for such shares; provided, however, that if the issuance of the Underlying Common Stock upon the exercise of this Warrant requires registration under the Securities Act in the reasonable judgment of the Company or its counsel, this Warrant shall not be exercisable by the Holder and no subscription of or payment for shares will be acceptable by the Company prior to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the issuance of the Underlying Common Stock by the Company to the holder of this Warrant. The shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised as hereinabove provided.


                 Section 1.02. Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the Market Price (as defined below) for one share of Common Stock is greater than the Purchase Price (on the date of exercise of all or a part of this Warrant), in lieu of exercising this Warrant for cash, the Holder may elect to receive Common Stock equal to the value (as determined below) of this Warrant (or the portion hereof being exercised) by surrender of this Warrant at the principal office of the Company, together with a Subscription Agreement fully executed, in which event the Company shall issue to the Holder that number of Shares of Common Stock computed using the following formula:

                     X =    Y x [(A-B) / A]

               Where Y =    the aggregate number of Shares of Common Stock
                            purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the number of Shares of Common Stock for which this Warrant is being exercised (at the date of such calculation)

                     A = Market Price of one Share of Common Stock (at the date of such calculation)

                     B = Purchase Price (as adjusted to the date of such calculation).

              For purposes of this Section 1.02, "Market Price" shall mean, if the Underlying Common Stock is traded on a national securities exchange, the NASDAQ National Market System or the over-the-counter market, the last reported price on the date of valuation at which the Underlying Common Stock has traded on such exchange or the average of the bid and asked prices on the over-the-counter market on the date of valuation or, if no sale took place on such date, the last date on which a sale took place. If

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the Underlying Common Stock is not so traded, "Market Price" shall be the value of one share of Underlying Common Stock as determined by agreement of the parties hereto, or if the parties hereto cannot reach agreement, then such value shall be determined by appraisal by an independent investment banking firm selected by the Company and acceptable to the Holder; provided, however, that if the Holder and the Company cannot agree on such investment banking firm, such appraised value shall be determined by averaging the appraised values calculated by (i) an independent investment banking firm selected by the company; (ii) an independent investment banking firm selected by the Holder; and (iii) an independent investment banking firm selected by the investment banking firms selected by the Company and the Holder. Such appraisals shall be at the Holder's expense.

              Section 1.03. Certificates. Certificates for the shares purchased pursuant to Section 1.01 shall be delivered to the Holder within a reasonable time, not exceeding 30 days, after the rights represented by this Warrant shall have been so exercised.

              Section 1.04. Reservation of Shares. The Company covenants and agrees:

              (a) That all Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof; and

              (b) That during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue and delivery upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

                                    ARTICLE 2

                                   ADJUSTMENTS
                                   -----------

              Section 2.01. Reorganization, Reclassification, Consolidation, Merger or Sale. If any reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation in which the Company is not the surviving corporation, or the sale of all or substantially all of its assets to another corporation or similar transaction (in any instance, a "Capital Event") shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets cash with respect to or in exchange for their Common Stock, then, as a condition of such Capital Event, lawful and adequate provisions shall be made whereby the Holder hereof shall

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thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, an amount of such shares of stock, securities or assets (including cash) as may have been issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such Capital Event not taken place.

              Section 2.02. Subdivision or Combination of Stock. In the event that the Company shall at any time subdivide or split its outstanding shares of Common Stock into a greater number of shares, the number of shares subject to issuance upon exercise of this Warrant shall be proportionately increased. In the event that the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the number of shares subject to issuance upon exercise of this Warrant shall be proportionately reduced.

              Section 2.03. Stock Dividends. In the event that the Company shall at any time declare any dividend upon its Common Stock payable in stock, the number of shares subject to issuance upon exercise of this Warrant shall be increased by the number (and the kind) of shares which would have been issued to the holder of this Warrant if this Warrant were exercised immediately prior to such dividend.

              Section 2.04. Issuance at less than Purchase Price.

                   (a) Subject to Section 2.04(d) below, in the event that the Company shall at any time issue or sell any shares of Common Stock for a consideration per share less than $2,558.48 (the "Purchase Price"), then in any such event, the holder of this Warrant shall be entitled to receive, in lieu of the number of shares of Common Stock theretofore receiveable upon the exercise of this Warrant, a number of shares of Common Stock determined by (a) dividing the Purchase Price by the Adjusted Purchase Prices (as defined herein) and (b) multiplying the result by the number of shares of Common Stock called for on the face of this Warrant. The Adjusted Purchase Prices shall be calculated (to the nearest full cent) by dividing (i) the sum of (x) the number of shares of Common Stock outstanding or deemed to be outstanding 2.04(b) below immediately prior to such issue or sale, multiplied by the Purchase Price in effect immediately prior to such issue or sale and (y) the aggregate amount of the consideration received by the Company upon such issue or sale by (ii) the total number of shares of Common Stock outstanding or deemed to be outstanding pursuant to Section 2.04(b) below immediately after such issue or sale.

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                   (b) Subject to Section 2.04(d) below, in case the Company
shall issue or sell options, rights or warrants entitling the holders thereof to subscribe for or purchase shares of Common Stock, the number of shares of Common Stock theretofore receiveable upon the exercise of this Warrant shall be adjusted on the date of such issuance or sale, as set forth in Section 2.04(a) above, based on a sale price equal to the sum of the price of such instrument and its minimum exercise price if the total thereof shall be less than the Purchase Price in effect immediately prior to such issue or sale, and assuming the exercise or conversion of all such options, rights or warrants so issued or sold.

                   (c) In case the Company shall issue or sell any other security or instrument directly or indirectly convertible into or exchangeable for Common Stock ("Convertible Securities"), the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be adjusted on the date of issue or sale, as set forth in Section 2.04(a) above, based on a sale price equal to the sum of the purchase price of such Convertible Security and the price at which its conversion to Common Stock may be experienced if the total thereof shall be less than the Purchase Price immediately prior to such issue or sale, and assuming the conversion of all such Convertible Securities so issued or sold.

                   (d) Notwithstanding any of the provisions contained in this
Section 2.04, in no event shall there be an adjustment of the number of shares of Common Stock theretofore receivable upon exercise of this Warrant as a result of (x) the exercise of any warrants, rights, options or conversion privileges that were outstanding on or prior to the date of the initial issuance of this Warrant (y) the exercise of any warrants, options, rights or similar instruments issued after the date hereof for which adjustment has already been made pursuant to Section 2.04(b) above.

                   (e) If any rights, options or warrants or Convertible Securities shall by their terms provide for an increase or decrease, with the passage of time or the occurrence or non-occurrence of an event, in the minimum amount of additional consideration payable to the Company upon the exercise thereof, the number of shares of Common Stock theretofore receivable upon exercise of this Warrant shall, forthwith upon any such increase or decrease becoming effective, be readjusted to reflect such increase or decrease in such minimum amount.

                   (f) If any rights, options or warrants or Convertible Securities as to which an adjustment has been previously made pursuant to this
Section 2.04 shall expire without having been exercised, the number of shares of Common Stock theretofore receivable upon exercise of this Warrant shall forthwith be

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adjusted to the number of shares of Common Stock which would have been in effect had an adjustment been made on the basis that the only rights or warrants or Convertible Securities previously issued or sold were those rights or warrants or Convertible Securities actually exercised or not yet expired.

                   (g) No adjustment in the number of shares of Common Stock receivable upon the exercise of this Warrant need be made unless the adjustment would require an increase or decrease of at least one whole share of Common Stock, provided, however, such adjustment shall be carried forward and made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at one whole share of Common Stock.

                   (h) No adjustment in the number of shares of Common Stock receiveable upon exercise of this Warrant need be made under this Section for any change in the par value of the Common Stock. If an adjustment is made to the number of shares of Common Stock receiveable upon exercise of this Warrant upon establishment of a record date for distribution subject to this Section and if such distribution is subsequently canceled, the number of shares of Common Stock receivable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board of Directors of the Company determines to cancel such distribution, to the number of shares of Common Stock receivable upon exercise of this Warrant as would have been in effect is such record date had not been fixed.

              Section 2.05. Record Date. In the event that the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in Common Stock, then such record date shall be deemed for the purposes of this Article 2 to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend.

              Section 2.06. Notice of Adjustment. Upon any adjustment, the Company shall give notice thereof to the Holder, which notice shall state the increase or decrease, if any, in the number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                                    ARTICLE 3

                              TRANSFER RESTRICTIONS

              Section 3.01. Transfer of Warrants. This Warrant shall not be transferrable except to an entity that is controlled by, controlling, or under common control with the Holder (each a "Permitted Transferee"); provided, however, that the Permitted

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Transferee, as a condition to such transfer, shall execute and deliver a written agreement, in form and substance satisfactory to the Company, agreeing to be bound by the provisions of this Warrant.

              Section 3.02. Transfer of Stock; Registration Rights. The shares of stock issuable upon the exercise of this Warrant shall be subject to the Stockholders and Registration Rights Agreement, including, but not limited to the restrictions upon transfer contained therein. Any certificate for such shares of Common Stock issued upon the exercise of this Warrant shall bear an appropriate legend describing the foregoing restriction.

              Section 3.03. Securities Law Transfer Restrictions. By taking and holding this Warrant, the Holder (i) acknowledges that neither this Warrant nor any shares of Common Stock issuable upon the exercise of this Warrant have been registered under the Securities Act or any applicable state securities or blue sky law (collectively, the "Acts"); and (ii) agrees not to sell, transfer or otherwise dispose of this Warrant or any such shares of Common Stock without such registration unless the sale, transfer or disposition can be effected without such registration and in compliance with the Acts. Any certificate for shares of Common Stock issued upon exercise of this Warrant shall bear an appropriate legend describing the foregoing restrictions.

              Section 3.04. Provision of Information by Holder. The Holder shall make available to the Company such written information, presented in form and content reasonably satisfactory to the Company, as the Company may reasonably request, from time to time, in order to make the determination provided for in
Section 3.01.

                                    ARTICLE 4

                             ADDITIONAL DEFINITIONS

              As used herein, the following terms shall have the meanings specified below:

              "Expiration Date" shall mean the seventh anniversary of the date of the Warrant.

              "Underlying Common Stock" shall mean the shares of Common Stock purchasable by the holder of this Warrant upon the exercise thereof, assuming that this Warrant is then exercisable.

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                                    ARTICLE 5

                                  MISCELLANEOUS

              Section 5.01. Holder of Record. Each Holder, by holding this Warrant, consents and agrees that said Holder shall be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled (i) to exercise the rights represented by this Warrant, or (ii) to the transfer hereof on the books of the Company, any notice to the Company to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder as the owner for all purposes.

              Section 5.02. Notices. Any notice or communication to be given pursuant to this Warrant ("Notice") shall be in writing and shall be delivered in person or by certified mail, return receipt requested, in the United States mail, postage prepaid. Notices to the Company shall be addressed to the Company's principal office. Notices to the Holder shall be addressed to the Holder's address as reflected in the records of the Company. Notices shall be effective upon delivery in person, or, if mailed, at midnight on the third business day after mailing.

              Section 5.03. Issue Tax. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holders for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate name other than that of the Holder of the Warrant exercised.

              Section 5.04. No Stockholder Rights. This Warrant shall not entitle the Holder to any voting rights or other rights stockholder of the Company.

              Section 5.05. Information. The Company shall furnish each Holder of Warrants with copies of all reports, proxy statements, and similar materials that it furnishes generally to Holders of its Stock. In addition, it shall furnish to each such Holder of Warrants copies of all reports filed by it with the Securities and Exchange Commission.

              Section 5.05. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

              Section 5.06. Headings, Interpretation. The section headings used herein are for convenience of reference only and not intended to define, limit or describe the scope or intent any

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provision of this Warrant. When used in this Warrant, the term "including" shall mean "including, without limitation by reason of enumeration".

              Section 5.07. Successors. The covenants, agreements and provisions of this Warrant shall bind the parties hereto and their respective successors and permitted assigns.

              IN WITNESS WHEREOF, the Company has caused this Warrant be issued this ____ day of May 1996.

                                               CLEARVIEW CINEMA GROUP, INC.
                                               a Delaware corporation

                                               By: ________________________
                                                   A. Dale Mayo,
                                                   President and Secretary

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                                                                     EXHIBIT "1"



                                  SUBSCRIPTION
                                  ------------

                 (To be executed only upon exercise of Warrant)


              The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases the number of shares of Common Stock of Clearview Cinema Group, Inc. purchasable under this Warrant and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant. Such shares are to be registered in the name of the registered holder of this Warrant and certificates evidencing such shares are to be delivered to it at its address set forth below its signature unless contrary instructions are herein given.

Register shares in the name of ________________________________________________.

Deliver certificates to _______________________________________________________.

Dated: _______________________ _________________________________________________
                                                (Signature of Registered Owner)

                                                 -------------------------------
                                                 (Street Address)

                                                 -------------------------------
                                                 (City)    (State)    (Zip Code)